UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2006
Commission File Number: 1-5273-1
Sterling Bancorp
(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 7.01
REGULATION FD DISCLOSURE
On July 27, 2006, the Company issued a press release announcing a conference call to be held on July 28, 2006 at 10:00 am to discuss its financial results for the second quarter ended June 30, 2006. The press release is included as Exhibit 99.1.
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1	Press release dated July 27, 2006 (furnished pursuant to Item 7.01).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: July 28, 2006

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated July 27, 2006